Commitments and Contingencies	11 Months Ended
Dec. 31, 2023
Commitments and Contingencies [Abstract]
Commitments and Contingencies

10. COMMITMENTS AND CONTINGENCIES

Legal Fees

On April 10, 2023, the Company entered into an agreement with its solicitors, whereby the solicitors will provide legal counsel on matters related to the Business Combination. Pursuant the terms of the agreement, the fees for the service are billed hourly with a cap of $165,000 conditioned on (a) the services are within the scope of the agreement and, (b) no extensive comments or protracted discussions on the Business Combination documents are expected. The fees are payable upon the consummation of a Business Combination which is expected to be on or before December 31, 2023. In the event that a Business Combination does not take place, the fees will be discounted at 30%. In September 2023, the Company received billing report under this agreement in the amount of $582,662 for out-of-scope services. In a settlement agreement dated December 13, 2023, the solicitors agreed to accept payment of $165,000 at closing of the Business Combination and $35,000 no later than March 31, 2024 for partial settlement of legal fees of approximately $625,000 owing as of November 30, 2023. In addition, pursuant to the agreement, the Company agreed to pay $0 or 5% of 2024 Free Cash Flow up to a maximum of $200,000 if Free Cash Flow in 2024 is less than $2 million or more than $2 million, respectively. The Company also agreed to pay $0 or 5% of 2025 Free Cash Flow up to a maximum of $325,000 if Free Cash Flow in 2025 is less than $2 million or more than $2 million, respectively. Total cumulative payments for 2024 and 2025 should not exceed $325,000. For the purposes of the settlement agreement, Free Cash Flow is defined as operating cash flow less capital expenditure. As of December 31, 2023, the Company has accrued $35,000 relating to this obligation. The Company has determined the likelihood of further payment at this time is remote and therefore has not recorded any additional accruals. The Company will re-assess this at each reporting period.